Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt

6.	Debt.

Debt at is summarized as follows (in thousands):

	Year ended	Three months ended	Year ended
	December 31,	December 31,	September 30,
	2017	2016	2016
Revolving credit agreements	$—	6,665	6,807
5.6% to 7.9% mortgage notes
due in installments through 2027	29,664	34,080	35,125
Riverfront permanent loan	88,653	—	—
	118,317	40,745	41,932
Less portion due within one year	4,463	4,526	4,455
	$113,854	36,219	37,477

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to December 31, 2017 is: 2018 - $4,463,000; 2019 – $3,908,000; 2020 - $3,701,000; 2021 - $3,456,000; 2022 - $4,177,000 and subsequent years - $98,612,000.

The non-recourse fully amortizing mortgage notes payable are collateralized by real estate having a carrying value of approximately $186,181,000 at December 31, 2017.

On January 30, 2015, the Company entered into a five year credit agreement with Wells Fargo with a maximum facility amount of $20 million (the "Credit Agreement"). The Credit Agreement provides a revolving credit facility (the “Revolver”) with a $10 million sublimit available for standby letters of credit. As of December 31, 2017, there was no debt outstanding on the revolver, $2,297,000 outstanding under letters of credit and $17,703,000 available for borrowing. The letters of credit were issued to guarantee certain obligations to state agencies related to real estate development. Most of the letters of credit are irrevocable for a period of one year and typically are automatically extended for additional one-year periods. The Revolver bears interest at a rate of 1.4% over the selected LIBOR, which may change quarterly based on the Company’s ratio of Consolidated Total Debt to Consolidated Total Capital, as defined which excludes FRP RiverFront. A commitment fee of 0.15% per annum is payable quarterly on the unused portion of the commitment. The commitment fee may also change quarterly based upon the ratio described above. The credit agreement contains certain conditions and financial covenants, including a minimum $110 million tangible net worth. As of December 31, 2017, the tangible net worth covenant would have limited our ability to pay dividends or repurchase stock with borrowed funds to a maximum of $86.3 million combined. The Company was in compliance with all covenants as of December 31, 2017.

On July 24, 2015 the Company closed on a five year, $20 million secured revolver with First Tennessee Bank with a twenty-four month window to convert up to the full amount of the facility into a ten year term loan. Interest accrues at 1.90% over one month LIBOR plus an annual commitment fee of 0.10%. As of December 31, 2017, there was no debt outstanding on the revolver and $20,000,000 available for borrowing. The second facility is a $20 million ten year term loan secured by to-be-determined collateral from our current pool of unencumbered warehouse/office properties. The purpose of these loans is to facilitate growth through new construction in the Land Development and Construction segment and/or acquisition of existing, operating buildings to be added to the Asset Management segment.

Effective July 1, 2017 the Company consolidated the assets (at current fair value), liabilities and operating results of our Riverfront Investment Partners I, LLC partnership (“Dock 79”) which was previously accounted for under the equity method. As such the full amount of our construction loan and secondary financing were recorded in the consolidated financial statements.

Effective August 7, 2014, the Dock 79 obtained a commitment for a construction loan from a financial institution in the principal amount of $65,000,000 to fund certain development and construction costs of the Dock 79. The initial maturity date of the loan is the earlier of (i) August 7, 2018, or (ii) the date to which the loan is accelerated pursuant to certain terms as outlined in the agreement. The interest rate on the loan through the initial maturity date is based on the 2.35% over one month LIBOR. This loan was paid in full on November 17, 2017. Also effective August 7, 2014, Dock 79 partnership member EB5 Capital-Jobs Fund 8, L.P. made an initial capital contribution of $17 million in cash into an escrow account with a financial institution all of which were used for construction. Associated with the $17 million cash contribution, EB5 is entitled to earn an investment return. The investment return requires the Dock 79 to pay interest monthly based on an annual rate of 4.95% for the first 5 years. Due to the mandatory redemption requirements associated with the EB5 financing arrangement, the related investment was classified as a liability on the balance sheets. EB5 was paid in full on November 17, 2017. Subsequent to the repayment of the investment return, EB5 is no longer a partner in the Dock 79. A prepayment penalty of $440,000 and the remaining deferred loan costs of $714,000 were recorded into interest expense in the quarter ending December 31, 2017.

On November 17, 2017, Dock 79’s construction loan and EB5 investment were refinanced by borrowing a principal sum of $90,000,000 pursuant to a Loan Agreement and Deed of Trust Note entered into with EagleBank ("Loan Documents"). The loan is secured by the Dock 79 real property and improvements, bears a fixed interest rate of 4.125% per annum and has a term of 120 months. During the first 48 months of the loan term, the Joint Venture will make monthly payments of interest only, and thereafter, make monthly payments of principal and interest in equal installments based upon a 30-year amortization period. The loan is a non-recourse loan. However, all amounts due under the Loan Documents will become immediately due upon an event of default by the Joint Venture, such events including, without limitation, Joint Venture's (i) failure to: pay, permit inspections or observe covenants under the Loan Documents, (ii) breach of representations made under the Loan Documents (iii) voluntary or involuntary bankruptcy, and (iv) dissolution, or the dissolution of the guarantor. MidAtlantic Realty Partners, LLC, an affiliate of MRP, has executed a carve-out guaranty in connection with the loan.

During fiscal 2017, the transition period, fiscal 2016 and 2015 the Company capitalized interest costs of$1,026,000, $328,000, $1,086,000, and $1,041,000, respectively.

In January 2015 the Company prepaid the $1,314,000 remaining principal balance on 8.55% and 7.95% mortgages. The prepayment penalty of $116,000 is included in interest expense. The remaining deferred loan costs of $15,000 were also included in interest expense.